UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2004


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                           0-21802           34-1741211
     (STATE  OR  OTHER  JURISDICTION  (COMMISSION        (IRS  EMPLOYER
     OF  INCORPORATION)               FILE  NUMBER)  IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                           43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374

ITEM  5.     OTHER  EVENTS

N-Viro International Corporation announced yesterday in a press release that it has reached agreements with two of its directors to provide services to the Company, which is attached as Exhibit 99.1. The Consulting Agreement with Terry
J. Logan referred to in the press release is also attached as Exhibit 99.2. This Agreement has been modified from the form included with his Employment Agreement signed in 1999 that was disclosed in a Form 8-K filed on June 14, 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          July  2,  2004          By:     /s/  James  K.  McHugh
                --------------                  ----------------------
                                                James  K.  McHugh
                                                Chief  Financial  Officer

                                                                    Exhibit 99.1
                                                                    ------------

                                              NEWS RELEASE FOR IMMEDIATE RELEASE
                                                   For More Information Contact:
                                                               Mr. Phillip Levin
                                                N-Viro International Corporation
                                                                  info@nviro.com
                                                                  --------------
                                                                  (419) 535-6374

                     N-VIRO ANNOUNCES MANAGEMENT AGREEMENTS

Toledo, Ohio. July 1, 2004. N-Viro International Corp. (OTC BB/NVIC.OB) announced today it has reached agreement on a two-year Consulting Agreement with its outgoing Chief Executive Officer, Dr. Terry Logan, Ph.D. Dr. Logan served as the Company's CEO since May of 2002, and his employment contract expired yesterday. Beginning today, Dr. Logan will act as a key consultant to the Company, furthering its technology development, maintaining relationships with current customers and participating in Company business development and strategic management. In addition, Dr. Logan will retain his seat on the Board of Directors.

The Company's Chairman, Phillip Levin, CPA, has agreed to be the acting CEO. Mr. Levin holds an MBA in both Accounting and Finance, and at one time was partner-in-charge of PriceWaterhouseCoopers' consulting division in Michigan for 16 years. Mr. Levin is particularly well-suited to the CEO role at this time, as the Company is currently focusing on fiscal improvements. Mr. Levin resides in Troy, Michigan, within an hour of the Company's offices. The Board of Directors has embraced this restructure as the right interim move, as Dr. Logan has recently relocated to South Carolina and will have an instrumental role in maintaining the Company's relationships with key southern and east coast licensees and partners. The Company expects to realize savings exceeding $50,000 per year based on these staff changes.

Phil Levin stated, "The Board and management are very pleased to retain Terry for at least another couple of years. He has been with the Company since the beginning, and his expertise and experience in our industry is tremendously valuable and appreciated. As for myself, I look forward to continuing my work with the Company and the challenge of bringing us to profitability."

N-Viro International Corporation develops and licenses its technology to municipalities and private companies. N-Viro's patented processes use lime and/or mineral-rich combustion by-products to treat, pasteurize, immobilize and convert wastewater sludge and other bio-organic wastes into biomineral agricultural and soil-enrichment products with real market value. More information about N-Viro International can be obtained by contacting the office, on the Internet at www.nviro.com or by e-mail inquiry to info@nviro.com.
                       -------------                             --------------

The Company cautions that words used in this document such as "hopes," "expects," "anticipates," "believes" and "may," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future. These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to be materially different from those described herein.

                                                                    Exhibit 99.2
                                                                    ------------
                       EXHIBIT 12 TO EMPLOYMENT AGREEMENT
                       ----------------------------------

                              CONSULTING AGREEMENT
                              --------------------

          This Consulting Agreement (the "Consulting Agreement") is made and entered into as of the First day of July, 2004 (the "Execution Date"), by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Terry J. Logan, an individual ("Consultant").N-Viro

                              W I T N E S S E T H:
                              - - - - - - - - - -
          WHEREAS,  this  Consulting Agreement is being entered into pursuant to
Section 12 of the Amended and Restated Employment Agreement made and entered into as of the 14th day of June, 1999, by and between the Company and Consultant (the "Employment Agreement");

          WHEREAS, the Company desires to engage employee as a consultant to the Company upon the terms and subject to the conditions set forth in this Consulting Agreement; and,

          WHEREAS, Consultant desires to be hired as a consultant to the Company upon the terms and subject to the conditions set forth in this Consulting Agreement.

          WHEREAS, the form of this Consulting Agreement has been modified from the form that was initially prepared at the date of the Employment Agreement to accommodate the needs and interests of both parties.

          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          Section 1. Definitions. Unless otherwise defined in this Consulting Agreement, the capitalized terms and words used in this Consulting Agreement shall have the meanings ascribed thereto in the Employment Agreement.

          Section 2. Engagement. The Company hereby engages Consultant, and Consultant hereby accepts engagement with the Company, as a consultant, all upon the terms and subject to the conditions set forth in this Consulting Agreement.

          Section 3. Consulting Services. Consultant is and shall be engaged as a consultant to the Board of Directors of the Company (the "Board") on all matters relating to the general business and affairs of the Company ("Consulting Services"). Consultant shall report directly to the Chief Executive Officer (CEO) of the Company, and the CEO shall direct the scope of work to be conducted by the Consultant. Consultant shall devote such of his business time, best efforts, and attention to promote and advance the business of the Company and its subsidiaries as reasonably requested, from time to time, by the Chief Executive Officer; provided, however, that such time, efforts and attention shall, where and when possible, shall be conducted during regular business hours and shall not unreasonably interfere with Consultant's other business and/or personal activities. Consultant shall provide Consulting Services to the Company a minimum of One-Hundred Four (104) business days during each year of the Consulting Period. It is the intent of the Parties that the Consultant shall provide Consulting Services to the Company two (2) days per week on average; however, because the work load may fluctuate, the Company may direct the Consultant to work more or less days in any given week Notwithstanding such fluctuations, to the extent that Consultant has provided more or less business days than the average of two (2) days per week during a calendar quarter, then such imbalance shall be reconciled by Consultant and Company within two (2) weeks of the end of such calendar quarter.

     Exclusivity. Notwithstanding the Covenant Not To Compete, executed herewith and made a part hereof, the Consultant agrees not to undertake consulting work for competing businesses, or business which might become competitors of the Company.

          Section 4. Term of Engagement. The term of engagement of Consultant by the Company pursuant to this Consulting Agreement shall be for the period (the "Consulting Period") commencing on the Termination Date (the "Consulting Commencement Date") and ending on June 30, 2006 or such earlier date that Consultant's engagement is terminated in accordance with the provisions of this Consulting Agreement or such later date that Consultant's engagement is extended pursuant to this Consulting Agreement (the "Consulting Termination Date").
          This Agreement may be renewed by mutual consent. Such renewal, unless otherwise expressly stated, shall be for a term of one year.

          Section 5. Fee. During the Consulting Period, subject to all the terms and conditions of this Consulting Agreement and as compensation for all Consulting Services under this Consulting Agreement, the Company shall pay to or provide Consultant with the following:

     5.01 Base Fee. The Company shall pay to Consultant a base fee (the "Base Fee") at the rate of Seven-Hundred Dollars ($700.00) for each business day (eight hours) that Consultant provides Consulting Services to the Company, payable at such intervals (at least monthly) as salaries are paid generally to executive officers of the Company. The Consultant shall bill on an hourly basis at the rate of Eighty-seven and One-half Dollars ($87.50).

     5.02 Travel Fee. For travel necessitated for providing Consulting Services to the Company, or as directed by the Company, the Consultant shall be paid at the rate of one-half the Base Fee, earned on a door-to-door basis.

     5.03 Other Benefits. The Company shall provide Consultant with a monthly cell phone allowance in the amount of One Hundred Dollars ($100).

     5.04 Stock Options. During the Consulting Period, in addition to the Base Fee, the Consultant shall receive a stock option for 1,000 shares of the Company's common stock for each month that the Consultant provides Consulting Services ("Monthly Options"). Monthly Options shall be granted pursuant to the N-Viro International Corporation 2004 Stock Option Plan and shall be granted within two (2) weeks of the end of each month and may be exercised by Consultant no sooner than six (6) months from the grant date and no later than five (5) years from the grant date.

          Section 6. Expenses. The Company shall reimburse Consultant for all reasonable, ordinary and necessary expenses (including, but not limited to, automobile and other business travel and customer entertainment expenses) incurred by him in connection with providing Consulting Services Consultant shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended (the "Code"), as a condition precedent to such reimbursement. The Company shall not be obligated to reimburse expenses which have not been previously and expressly approved by the Company.

          Section 7. Notices. For the purposes of this Consulting Agreement, notices and all other communications provided for in the Consulting Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication shall be deemed to have been received on the date of delivery thereof, on the third business day after the mailing thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address shall be effective only upon receipt.

          Section  8.     Life  Insurance.  REMOVED.

          Section 9. Proprietary Information and Inventions. Consultant understands and acknowledges that:

          9.01 Trust. Consultant's engagement creates a relationship of confidence and trust between Consultant and the Company with respect to certain information applicable to the business of the Company and its subsidiaries and affiliates (collectively, the "Group") or applicable to the business of any licensee, vendor or customer of any of the Group, which may be made known to Consultant by the Group or by any licensee, vendor or customer of any of the Group or learned by Consultant during the Consulting Period and/or the Employment Period.

          9.02 Proprietary Information. The Group possesses and will continue to possess information that has been created, discovered, or developed by, or otherwise become known to, the Group (including, without limitation, information created, discovered, developed or made known to by Consultant during the period of or arising out of his employment by the Company) or in which property rights have been or may be assigned or otherwise conveyed to the Group, which information has commercial value in the business in which the Group is engaged and is treated by the Group as confidential. Except as otherwise herein provided, all such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, data, functional specifications, computer programs, know-how, research, patents, inventions, discoveries, processes, procedures, formulae, technology, improvements, developments, designs, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer, supplier and potential acquisition candidates lists. Notwithstanding anything contained in this Consulting Agreement to the contrary, the term "Proprietary Information" shall not include (i) information which is in the public domain, (ii) information which is published or otherwise becomes part of the public domain through no fault of Consultant, (iii) information which Consultant can demonstrate was in Consultant's possession at the time of disclosure and was not acquired by Consultant directly or indirectly from any of the Group on a confidential basis, (iv) information which becomes available to Consultant on a non-confidential basis from a source other than any of the Group and which source, to the best of Consultant's knowledge, did not acquire the information on a confidential basis or (v) information required to be disclosed by any federal or state law, rule or regulation or by any applicable judgment, order or decree or any court or governmental body or agency having jurisdiction in the premises.
All Proprietary Information shall be the sole property of the Group and their respective assigns. Consultant assigns to the Company any rights Consultant may have or acquire in such Proprietary Information. At all times, both during Consultant's engagement by the Company and after its termination, Consultant shall keep in strictest confidence and trust all Proprietary Information, and Consultant shall not use or disclose any Proprietary Information without the written consent of the Group, except as may be necessary in the ordinary course of performing Consultant's duties as a consultant to the Company.

          Section 10. Inventions. Any and all inventions, conceptions, processes, discoveries, improvements, patent rights, letter patents, programs, copyrights, trademarks, trade names and applications therefore, in the United States and other countries, whether patentable or not, and any and all rights and interest in, to and under the same, that are conceived, made, acquired, or possessed by Consultant, alone or with employees of the Company, during the term of this Consulting Agreement, or within two (2) years thereafter shall become the exclusive property of the Company and shall at all times and for all purposes be regarded as acquired and held by Consultant in a fiduciary capacity for the sole benefit of the Company, and the Consultant hereby assigns and agrees to assign the same to the Company without further compensation.
Consultant agrees that, upon request, he will promptly make all disclosures, execute all applications, assignments or other instruments and perform all acts whatsoever necessary or desired by the Company to vest and confirm in it, its successors, assigns and nominees, fully and completely, all rights and interests created or contemplated by this Section.

          Section 11. Surrender of Documents. Consultant shall, at the request of the Company, promptly surrender to the Company or its nominee any Proprietary Information or document, memorandum, record, letter or other paper in his possession or under his control relating to the operation, business or affairs of the Group.

          Section 12. Prior Employment Agreements. Consultant represents and warrants that Consultant's performance of all the terms of this Consulting Agreement and as a consultant to the Company does not, and will not, breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to Consultant's employment by the Company. Consultant has not entered into, and shall not enter into, any agreement, either written or oral, which is in conflict with this Consulting Agreement or which would be violated by Consultant entering into, or carrying out his obligations under, this Consulting Agreement. It is expressly agreed and acknowledged that this Consulting Agreement shall control the relationship between the Consultant and the Company. All prior or contemporaneous agreements between the Parties are hereby merged hereinto and or of no present or future effect. The Parties warrant and acknowledge that the terms of the all prior agreements between them have been satisfied in full.

          Section 13. Remedies. Consultant acknowledges and agrees that the Company's remedy at law for a breach or a threatened breach of the provisions herein would be inadequate, and in recognition of this fact, in the event of a breach or threatened breach by Consultant of any of the provisions of this Consulting Agreement, it is agreed that the Company shall be entitled to, equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without posting bond or other security. Consultant acknowledges that the granting of a temporary injunction, a temporary restraining order or other permanent injunction merely prohibiting Consultant from engaging in any Business Activities would not be an adequate remedy upon breach or threatened breach of this Consulting Agreement, and consequently agrees upon any such breach or threatened breach to the granting of injunctive relief prohibiting Consultant from engaging in any activities prohibited by this Consulting Agreement. No remedy herein conferred is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder now or hereinafter existing at law or in equity or by statute or otherwise.

          Section 14. Successive Employment Notice. Within five (5) business days after the Termination Date, Consultant shall provide notice to the Company of Consultant's next intended employment. If such employment is not known by Consultant at such date, Consultant shall notify the Company immediately upon determination of such information. Consultant shall continue to provide the Company with notice of Consultant's place and nature of employment and any change in place or nature of employment during the period ending two (2) years after the Consulting Termination Date. Failure of Consultant to provide the Company with such information in an accurate and timely fashion shall be deemed to be a breach of this Consulting Agreement and shall entitle the Company to all remedies provided for in this Consulting Agreement as a result of such breach.

          Section 15. Successors. This Consulting Agreement shall be binding on the Company and any successor to any of its businesses or assets. Without limiting the effect of the prior sentence, the Company shall use its best efforts to require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Consulting Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. As used in this Consulting Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Consulting Agreement or which is otherwise obligated under this Agreement by the first sentence of this Section 15, by operation of law or otherwise.

          Section 16. Termination. This Consulting Agreement may be terminated by (i) the Company with Cause (as said term is defined in the Employment Agreement by substituting the words "Consulting Agreement" for "Employment Agreement"), (ii) the Company by reason of the death or Disability (as defined in the Employment Agreement) of Consultant or (iii) consultant by giving sixty (60) days prior written notice to the Company before such termination.

          Section 17. Binding Effect. This Consulting Agreement shall inure to the benefit of and be enforceable by Consultant's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Consultant should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Consulting Agreement to Consultant's estate.

          Section 18. Modification and Waiver. No provision of this Consulting Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Consultant and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Consulting Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          Section 19. Headings. Headings used in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

          Section 20. Waiver of Breach. The waiver of either the Company or Consultant of a breach of any provision of this Consulting Agreement shall not operate or be construed as a waiver of any subsequent breach by either the Company or Consultant.

          Section 21. Amendments. No amendments or variations of the terms and conditions of this Consulting Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          Section 22. Severability. The invalidity or unenforceability of any provision of this Consulting Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision herein contained. Any invalid or unenforceable provision shall be deemed severable to the extent of any such invalidity or unenforceability. It is expressly understood and agreed that while the Company and Consultant consider the restrictions contained in this Consulting Agreement reasonable for the purpose of preserving for the Company the good will, other proprietary rights and intangible business value of the Company if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in this Consulting Agreement is an unreasonable or otherwise unenforceable restriction against Consultant, the provisions of such clause shall not be rendered void but shall be deemed amended to apply as to maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

          Section 23. Governing Law/Forum. This Consulting Agreement shall be construed and enforced pursuant to the laws of the State of Ohio, and Ohio shall be the sole venue for dispute resolution relative hereto.

          Section 24. Arbitration. Any controversy or claim arising out of or relating to this Consulting Agreement or any transactions provided for herein, or the breach thereof, other than a claim for injunctive relief shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") in effect at the time demand for arbitration is made by any party. The evidentiary and procedural rules in such proceedings shall be kept to the minimum level of formality that is consistent with the Rules. One arbitrator shall be named by the Company, a second shall be named by Consultant and the third arbitrator shall be named by the two arbitrators so chosen. In the event that the third arbitrator is not agreed upon, he or she shall be named by the American Arbitration Association. Arbitration shall occur in Toledo, Ohio or such other location agreed to by the Company and Consultant. The award made by all or a majority of the panel of arbitrators shall be final and binding, and judgment may be entered in any court of law having competent jurisdiction. The award is subject to confirmation, modification, correction, or vacation only as explicitly provided in Title 9 of the United States Code. The prevailing party shall be entitled to an award of pre- and post-award interest as well as reasonable attorneys' fees incurred in connection with the arbitration and any judicial proceedings related thereto.

          Section 25. Counterparts. This Consulting Agreement may be executed in more than one (1) counterpart and each counterpart shall be considered an original.

          Section 26. Exhibits. The Exhibits attached hereto are incorporated herein by reference and are an integral part of this Consulting Agreement.

          Section 27. Sections. Unless the context requires a different meaning, all references to "Sections" in this Agreement shall mean the Section of this Agreement.

          Section 28. Publicity. Press releases and other publicity materials relating to the transactions contemplated by this Consulting Agreement shall be released by the parties hereto only after review and with the consent of the other party; provided, however, that if legal counsel for the Company advises the Company that disclosure of this Consulting Agreement is required under applicable federal or state securities laws, then the Company shall be permitted to make such disclosure in the form recommended by such legal counsel without the prior consent of Consultant.

          Section 29. Independent Contractor. Consultant shall be deemed to be an independent contractor with respect to the Company and not an employee and Consultant shall be responsible for all federal, state and local taxes as a result of the receipt of the Base Fee paid to Consultant by the Company, including, but not limited to, unemployment and withholding taxes.

          Section 30. Financial Hardship. Should the business of the Company falter in such manner that it shall have difficulty paying the Consultant's compensation, or should the business segment for which the Consultant is utilized fall off significantly, then, the Company may elect to reduce utilization of the Consultant down to one day per week, payable at the Base Rate. Should the Company elect to reduce it utilization of the Consultant, then the Consultant or his appointee shall have the right to examine the books and records of the Company, as only reasonably necessary, in order to confirm the Company's representation as to its vitality.

          IN WITNESS WHEREOF, this Consulting Agreement has been duly executed by the Company and Consultant in four (4) counterparts as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By_/s/   Phillip Levin

                                Its:_Chairman of the Board


                               /s/  Terry J. Logan
                              Terry  J.  Logan


                    EXHIBIT 13 TO CONSULTING AGREEMENT
                          ----------------------------------
                             COVENANT NOT TO COMPETE
                             -----------------------

          This Covenant Not to Compete (the "Covenant Not to Compete") is made and entered into as of the First day of July, 2004, by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Terry J. Logan, an individual ("Consultant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and Employee entered into a Consulting Agreement on July 1, 2004 (the "Consulting Agreement");

          WHEREAS, the form of this Covenant Not To Compete has been modified from the form that was initially prepared at the date of the Employment

Agreement  to  accommodate  the  needs  and  interests  of  both  parties.
          WHEREAS, the Company desires to enter into this Covenant Not to Compete with Employee; and,

          WHEREAS, Employee desires to enter into this Covenant Not to Compete with the Company.

          NOW, THEREFORE, in consideration of, and as an inducement to, the Company entering into the Consulting Agreement, of the covenants, agreements, representations and warranties contained herein, in a prior Employment Agreement and in the Consulting Agreement and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. Unless otherwise defined herein, the capitalized words and terms used herein shall have the meanings given to them by the definitions and descriptions in the Employment Agreement. Unless the context otherwise requires or indicates a different meaning, words of masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, words importing the singular number shall include the plural number and vice versa, and the terms "hereof," "hereby," "hereto," "hereunder," "herein" and similar terms mean this Covenant Not to Compete. Additionally, the capitalized words and terms set forth below and used herein shall be defined as follows:

               "Business Activities" means collectively, (a) any activities related either directly or indirectly to any and all patents whether issued and owned by the Company or filed and pending by the Company during the Restriction Period (as hereinafter defined); and (b) any activities engaged in or proposed to be engaged in by the Company at any time during the Restriction Period.

               "Equitable Relief" means a preliminary restraining order, an injunction, or any other available equitable remedy.
               "Person" means any individual, corporation, limited liability company, partnership, limited partnership, limited liability partnership, partnership with limited liability, unincorporated association, or other business, entity, organization or firm.
               "Prohibited Activities" means any business or activities operated by the Company and/or any of the Company's subsidiaries or affiliates including, but not limited to, those related, directly or indirectly, to the Business Activities.
               "Territory" means the United States of America and all other countries in which the Company is or reasonably contemplates engaging in Business Activities.

     2. Restrictions. During the period beginning on the Commencement Date and ending on the later of three (3) years after the expiration of the Consulting Agreement or any renewal thereof or five (5) years after the expiration of the Employment Agreement (the "Restriction Period"), except as required in carrying out his duties and responsibilities under the Employment Agreement or Consulting Agreement, and within the Territory, Employee shall not individually or through any person who is an affiliate of Employee:

          (a) directly or indirectly canvass, solicit or accept any business from or for any Person engaged in any Prohibited Activities;

          (b) directly or indirectly induce or attempt to induce any Person to canvass, solicit or accept any business for or from any Person engaged in any Prohibited Activities;

          (c) directly or indirectly request or advise any customer of the Company to withdraw, curtail or cancel its business with the Company;

          (d) directly or indirectly disclose to any Person the names of past, present or future (if known) customers of the Company;

          (e) directly or indirectly induce or attempt to influence any employee or agent of any member of the Company and/or its subsidiaries or affiliates to terminate his employment or agency, as the case may be, with such member;

          (f) directly or indirectly engage in any Prohibited Activities as a director, officer, employee, consultant, agent, adviser, proprietor, partner, member, Employee, lender or otherwise of any Person; provided, however, that investments in public traded entities in an amount not to exceed 5% of the outstanding capital stock thereof shall be permitted; or

          (g) directly or indirectly disclose to any person any of the Proprietary Information.

     3. Remedies. The parties hereto acknowledge that a breach of any of the covenants in Section 2 by Employee will result in substantial injury and damage to the Company and its subsidiaries and affiliates for which there is no adequate remedy at law. Therefore, in addition to any other remedies available to the Company and its subsidiaries and affiliates at law or in equity, in the event of an actual or threatened breach of the covenants or any one of them by Employee, each and every member of the Company and its subsidiaries and affiliates shall be entitled to Equitable Relief to prohibit and restrain the violation or attempted violation of this Covenant Not to Compete by Employee or by any other Person acting for or on behalf of Employee as employee, agent, representative or otherwise. Such Equitable Relief shall be provided to the Company and its subsidiaries and affiliates without being required to post any bond or other security whatsoever.

     4. Enforcement. In the event there is any action to enforce the terms of Section 2, the prevailing party, in addition to any other remedy, shall be entitled to recover reasonable attorneys' fees and paralegal fees and all other costs associated with any such action both at the trial and appellate levels. Employee agrees and acknowledges that the restrictions contained in Section 2 were reasonable in scope and duration, and are necessary to protect the Business Activities of the Company and its subsidiaries and affiliates.

     5. Unenforceability. Should any of the provisions contained in this Covenant Not to Compete be held invalid or unenforceable, such portion shall be severed and the remaining portions of this Covenant Not to Compete shall remain valid and enforceable.

     6. Modification. In the event that a court of competent jurisdiction determines by final non-appealable judgment that the scope, time period, or Territory covered by the covenants contained in Section 2 are too broad to be capable of enforcement, said court is authorized, and all parties hereto agree and stipulate, to modify said covenants and enforce such provisions as to scope, time, and Territory as such court deems appropriate considering the intent of the parties hereto and the substantial injury that will result to the Company and its subsidiaries and affiliates in the event of a modification of the terms of Section 2 and the substantial sums of money received by Employee pursuant to the Employment Agreement and Consulting Agreement.

     7. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent in such manner and to such addresses for the Company and Employee as are set forth in the Employment Agreement unless otherwise changed in accordance with the Employment Agreement.

     8. Waiver. The waiver by the Company of a breach of any provision of this Covenant Not to Compete by Employee shall not operate or be construed to be a waiver of any subsequent breach by Employee. Any such waiver must be in writing and signed by an authorized representative of the Company.

     9. Choice of Law/Forum. This Covenant Not to Compete shall be interpreted, construed and governed by and in accordance with the internal laws of the State of Ohio, and its courts shall be proper the exclusive and venue for any dispute relative hereto.

     10. Amendments. This Covenant Not to Compete may not be altered, amended or changed except by written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     11. Construction. The normal rules of construction which require the terms of an agreement to be construed most strictly against the drafter of such agreement are hereby waived since each party has been represented by counsel in the preparation, negotiation and execution of this Covenant Not to Compete.

     12. Binding Effect. This Covenant Not to Compete shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     13. Counterparts. This Covenant Not to Compete may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     14. Liquidation in Bankruptcy. Should the Company be constrained to be liquidated in bankruptcy, then, upon acceptance of Company's liquidation plan by a court of competent jurisdiction, the Consultant shall be released from the terms and prohibitions of this Covenant Not to Compete.

          IN WITNESS WHEREOF the parties have set their hands as of the date first above written.


                              N-VIRO  INTERNATIONAL  CORPORATION

                              By_/s/   Phillip Levin

                                Its:_Chairman of the Board


                               /s/  Terry J. Logan
                              Terry  J.  Logan